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                                                                 EXHIBIT 32(a)



                         CORE MOLDING TECHNOLOGIES, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        In connection with the Amendment No. 1 to Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James L. Simonton, President, Chief Executive Officer and Director of Core Molding Technologies, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                               __/s/ James L. Simonton_____
                               James L. Simonton
                               President, Chief Executive Officer and Director December 22, 2003


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